UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

ARVANA INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-30695 (Commission File Number)	87-0618509 (IRS Employer Identification No.)

299 Main Street, 13th Floor, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (801) 232-7395

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check number if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 3.02 Unregistered Sales of Equity Securities.

On May 9, 2024, Arvana Inc. ("Arvana") signed a Consulting Services Agreement ("Agreement") with Bondock, LLC ("Bondock"), a related entity, dated effective on the approval of the Board of Directors as May 10, 2024. Under this Agreement, Bondock will provide consultancy services to aid in the development of an innovative real estate model that will focus on converting vacant malls, outlet locations, and other viable commercial spaces into distinctive entertainment venues tailored for specialty entertainment providers and related retailers. The scope of Bondock's consultancy includes operational expertise, managing the business model, identifying, and acquiring target properties, negotiating acquisition terms, attracting tenants, and delivering sales support.

As remuneration for its services during the five-year term of the Agreement, Bondock has received 12,500,000 restricted shares of Arvana's common stock. According to the Agreement, these shares will become eligible for the removal of the restrictive legend in equal increments on each anniversary of the Agreement, contingent upon compliance with the rules and regulations of the Securities and Exchange Commission (“SEC”).

Arvana has relied on the exemptions from registration provided by §4(a)(2) and Regulation D of the Securities Act of 1933, as amended. The issuance was made to Bondock, a sophisticated party with a pre-existing, substantial relationship with Arvana, acting as a controlling shareholder. This direct negotiation and comprehensive nature of the information that Bondock can access underscores its relationship with Arvana. Bondock has committed to holding the shares as an investment until they can be registered with the SEC or qualify for an exemption from registration under the terms of the Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Consulting Services Agreement - Development of real estate business model

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arvana Inc.	Date

By: /s/ Ruairidh Campbell	May 14, 2024
Name: Ruairidh Campbell
Title: Chief Executive Officer and a Director

3